Exhibit 10

CURTISS-WRIGHT CORPORATION
RETIREMENT PLAN
As Amended and Restated effective January 1, 2001

SECOND INSTRUMENT OF AMENDMENT

Recitals:

1.	Curtiss-Wright Corporation (“the Company”) has heretofore adopted the Curtiss-Wright Corporation Retirement Plan (“the Plan”).
2.

The Company caused the Plan to be amended and restated in its entirety, effective as of January 1, 2001, in order to maintain the Plan’s compliance with the requirements of the Internal Revenue Code (“the Code”) and applicable regulations thereunder, and caused the Plan, as so amended and restated, to be submitted to the Internal Revenue Service (“IRS”), pursuant to Rev. Proc. 2001-6, for a determination that the Plan is a qualified plan, within the meaning of Sec. 401 of the Code.

3.

The IRS, after requesting that certain amendments be made to the Plan, which amendments were duly adopted by the Retirement Plan Committee (“the Committee”), in accordance with Sections 12.01 and 12.02 of the Plan, issued its determination that the Plan is a qualified plan.

4.

Subsequent to the most recent amendment and restatement of the Plan, it has become necessary to further amend the Plan to take account of changes in applicable laws and regulations, acquisitions by the company, employment and human resource decisions heretofore made by the Company, and changes to collective bargaining agreements between the Company, or subsidiaries thereof, and labor organizations representing certain employees of the Company, and it is appropriate for the Board of Directors (“the Board”) to ratify and codify amendments heretofore adopted.

5.

Sections 12.01 and 12.02 of the Plan permit the Company to amend the Plan, by written instrument, at any time and from time to time, and the Board has approved the adoption of this Instrument of Amendment and directed that it be executed by the Committee.

Amendments to the Plan:

For the reasons set forth in the Recitals to this Instrument of Amendment, and as authorized by resolution of the Board of Directors of the Company, the Plan is hereby amended in the following respects, to be effective as specified herein:

1.          Article 1 is amended, effective January 1, 2004, by adding, immediately after Section 1.07, the following new Section 1.07A:

Exhibit 10 - Retirement Plan - Amd No. 2	1

1.07A	“Casual Employee” means an Employee who, under the Employer’s generally applicable payroll and human resources practices,
(i)	is hired for an assignment of a limited nature and duration, which shall not exceed 90 days; and
(ii)	is classified as being in inactive status upon the completion of an assignment, subject to recall for another assignment of limited nature and duration.

2.          Article 1 is further amended, effective January 1, 2004, by adding, immediately after Section 1.44, the following new Section 1.44A:

1.44A	“Temporary Employee” means an Employee who, under the Employer’s generally applicable payroll and human resources practices,
(i) is hired for a specific assignment of limited scope that will have a duration of at least 90 days; and
(ii) is hired subject to the condition that he will be terminated upon completion of such specific assignment.

3.          Section 2.01(d) is redesignated as subsection (c) and, as so redesignated, is amended in its entirety, effective January 1, 2003, to read as follows:

(c)

Special Provisions applicable to Employees of Acquired Entities: The eligibility of Employees who were formerly employed by entities that were acquired by the Employer and Employees who are employed at facilities or operations that were acquired by the Employer subsequent to the acquisition thereof, and the Vesting Years of Service of Employees who were formerly employed by entities that were acquired by the Employer shall be subject to the special rules set forth in Schedule J.

4.          Section 2.01 is further amended, effective January 1, 2004 by adding at the end thereof the following new subsection (d):

(d)

Notwithstanding any provision hereof to the contrary, an Employee who is classified as a Casual Employee or as a Temporary Employee shall not be eligible to become a Participant in the Plan even in the event that such Casual Employee or Temporary Employee shall work 1,000 hours for the Company.

5.          Article 7 is amended, effective as of January 1, 2004, by adding at the end thereof the following new Section 7.10:

7.10	Delayed Commencement of Normal Retirement Benefit
(a)

Notwithstanding any provision hereof to the contrary, in the event a Participant’s pension otherwise required to commence on the Participant’s Normal Retirement Date is delayed because the Committee is unable to locate the Participant or for any other reason, the Committee shall commence payment within 90 days after the date the Participant is located. Unless the Participant elects an optional form of payment in

Exhibit 10 - Retirement Plan - Amd No. 2	2

accordance with the provisions of Section 7.02, payment shall be in the normal (automatic) form set forth in Section 7.01(a) or 7.01(b), as applicable to the Participant Member on his Annuity Starting Date. The pension payable to the Participant as of his Annuity Starting Date shall be of Actuarial Equivalent to the pension otherwise payable to the Participant on his Normal Retirement Date.

In the event a Participant whose pension is delayed beyond his Normal Retirement Date as described in the foregoing paragraph dies prior to his Annuity Starting Date, and is survived by a spouse, the spouse shall be entitled to receive a survivor annuity under the provisions of Section 7.01(b), computed as Actuarial Equivalent of the pension otherwise payable to the Participant on his Normal Retirement Date.

(b)

In lieu of the pension otherwise payable under paragraph (a), a Participant described in paragraph (a) may elect to receive his pension as of his Normal Retirement Date in accordance with subparagraph (i) or subparagraph (ii) below:

(i)

Annuity with Partial Lump Sum. A Participant may elect to receive a pension payable in the amount that would have been payable to the Participant if payments had commenced on the Participant’s Normal Retirement Date (“retroactive Annuity Starting Date”) in the form elected by the Participant; plus one lump sum payment equal to the sum of the monthly payments the Participant would have received during the period beginning on his Normal Retirement Date and ending with the month preceding his Annuity Starting Date, together with interest at the annual rate specified in Section 4.03(a)(v), compounded annually. The amount of such monthly payments shall be determined as of the Participant’s Normal Retirement Date on the basis of the actual form of payment in which the Participant’s pension is payable under Section 7.01 or 7.02, as applicable. The lump sum as shall be paid on or as soon as practicable following the date the Participant’s pension commences. An election under this subparagraph (i) shall be subject to the following requirements:

(A)

The Participant’s benefit, including any interest adjustment, must satisfy the provisions of Section 415 of the Code, both at the retroactive Annuity Starting Date and at the actual commencement date, except that if payments commence within 12 months of the retroactive Annuity Starting Date, the provisions of Section 415 of the Code need only be satisfied as of the retroactive Annuity Starting Date.

(B)	Spousal Consent to the retroactive Annuity Starting Date is required unless:
(1)	the amount of the survivor annuity payable to the spouse determined as of the retroactive Annuity

Exhibit 10 - Retirement Plan - Amd No. 2	3

Starting Date under the form elected by the Participant is no less than the amount the spouse would receive under the Qualified Joint and Survivor Annuity on the actual commencement date; or
(2)	the Participant’s spouse on his retroactive Annuity Starting Date is not his spouse on his actual commencement date and is not treated as his spouse under a qualified domestic relations order.
(C)	The Participant may not elect the lump sum optional form of payment under Section 7.02.
(ii)

Lump Sum Payment. A Participant shall receive payment of his pension in the form of one lump sum payment determined as if his Normal Retirement Date was his Annuity Starting Date (“retroactive Annuity Starting Date”). Such election shall be subject to the following requirements:

(A)

the Participant’s benefit, including any interest adjustment, must satisfy the provisions of Sections 415 of the Code, both at the retroactive Annuity Starting Date and at the actual commencement date;

(B)

the lump sum payment shall not be less than the amount that would have been payable on the retroactive Annuity Starting Date if the lump sum amount had been calculated using the IRS Interest Rate and IRS Mortality Table in effect on the date of distribution;

(C)

the lump sum payment shall be increased by an amount of interest credited at the annual rate specified in Section 4.03(a)(v) from the Participant’s Normal Retirement Date to his actual commencement date; and

(D)

Spousal Consent to the retroactive Annuity Starting Date is required unless the Participant’s spouse on his retroactive Annuity Starting Date is not his spouse on his actual commencement date and is not treated as his spouse under a qualified domestic relations order.

A Participant may make an election under this paragraph (b) in accordance with such administrative rules as shall be prescribed by the Committee.

6.          Section 9.02(a)(v) is amended by the adding at the end thereof the following new subparagraphs (M), (N), and (O), which shall be effective as of January 1, 2004, January 1, 2005, and January 1, 2006, respectively:

Exhibit 10 - Retirement Plan - Amd No. 2	4

(M)

$30.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2004, for any pension payments due for months commencing on or after January 1, 2004.

(N)

$32.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2005, for any pension payments due for months commencing on or after January 1, 2005.

(O)

$34.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2006, for any pension payments due for months commencing on or after January 1, 2006.

7.          Section 9.02(a)(viii) is amended by adding immediately after the second paragraph thereof the following new paragraphs, which shall be effective as of January 1, 2000, January 1, 2001, and January 1, 2002, respectively:

With benefits commencing on or after January 1, 2000, $5.00 multiplied by his Years of Credited Service on or after January 1, 2000, for any pension payments due for months commencing on or after January 1, 2000.

With benefits commencing on or after January 1, 2001, $6.00 multiplied by his Years of Credited Service on or after January 1, 2001, for any pension payments due for months commencing on or after January 1, 2001.

With benefits commencing on or after January 1, 2002, $8.00 multiplied by his Years of Credited Service on or after January 1, 2002, for any pension payments due for months commencing on or after January 1, 2002.

With benefits commencing on or after January 1, 2005, $12.00 multiplied by his Years of Credited Service on or after January 1, 2005, for any pension payments due for months commencing on or after January 1, 2005.

8.          Section 9.02(a)(x) is amended by deleting therefrom the second and third paragraphs and by inserting in lieu thereof the following new paragraphs, which shall be effective as of June 1, 1999, January 1, 2001, and January 1, 2003, respectively:

With benefits commencing on or after June 1, 1999, $8.00 multiplied by his years of credited service on or after January 1, 1999, for any pension payments due for months commencing on or after June 1, 2001.

With benefits commencing on or after January 1, 2001, $10.00 multiplied by his years of credited service on or after January 1, 2001, for any pension payments due for months commencing on or after January 1, 2001.

Exhibit 10 - Retirement Plan - Amd No. 2	5

With benefits commencing on or after January 1, 2003, $13.00 multiplied by his years of credited service on or after January 1, 2003, for any pension payments due for months commencing on or after January 1, 2003.

9.          Section 9.03 is amended, effective as of January 1, 2004, by adding at the end thereof the following new subsection (e):

(e)

Notwithstanding any provision hereof to the contrary, for the purpose of determining whether a Participant who is described in Section 9.01 shall be fully vested in the benefit determined in accordance with Section 9.02, all periods of employment recognized as Vesting Years of Service for purposes of Article 5 shall be taken into account as Credited Service under subsection (b).

10.       Article 11 is amended, effective as of January 1, 2003, by adding at the end thereof the following new Section 11.09:

11.09 Payment of Expenses.

Reasonable expenses of the Plan may be paid from Plan assets, unless paid by an Employer. The Employer is entitled to reimbursement of direct expenses properly and actually incurred in providing services to the Plan, in accordance with applicable provisions of ERISA.

11.       Schedule J is amended, effective as of January 1, 2002, by deleting therefrom the first paragraph and inserting in lieu thereof the following new paragraph:

The provisions of this Schedule J shall apply to Employees who were formerly employed by entities that were acquired by the Employer or an Affiliated Employer and, to the extent specified, to Employees who are employed at such operations or facilities subsequent to the acquisition thereof.

12.       Schedule J , Item 8 is amended, effective as of November 1, 2001, by deleting therefrom the date “October 25, 2001” in each place that it appears and by inserting in lieu thereof the new date “November 1, 2001”.

13.       Schedule J , Item 9 is amended, effective as of November 5, 2001, by deleting therefrom the date “November 6, 2001” in each place that it appears and by inserting in lieu thereof the new date “November 5, 2001”.

14.       Schedule J , Item 11 is amended, effective as of December 12, 2001, by deleting therefrom the date “December 13, 2001” in each place that it appears and by inserting in lieu thereof the new date “December 12, 2001”.

15.       Schedule J , Item 12 is amended, effective as of December 19, 2001, by deleting therefrom the date “December 21, 2001” in each place that it appears and by inserting in lieu thereof the new date “December 19, 2001”.

Exhibit 10 - Retirement Plan - Amd No. 2	6

16.       Schedule J , Item 13 is amended, effective as of April 1, 2002, by deleting therefrom the date “February 20, 2002” in each place that it appears and by inserting in lieu thereof the new date “April 1, 2002”.

17.       Schedule J is further amended, effective as of April 1, 2002, by adding at the end thereof the following new Item 14:

14.	Autronics Corp.

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on April 1, 2002 whose immediate prior service was with Autronics Corp.. and who was employed by such entity at such date:

(a)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii).

(b)	For purposes determining Vesting Years of Service, his period of such prior service shall be included.
(c)	For purposes of determining Credited Service, he shall have Credited Service computed from April 1, 2002.

18.       Schedule J is further amended, effective as of October 28, 2002, by adding at the end thereof the following new Item 15:

15.	Curtiss-Wright Electro-Mechanical Corp.

Notwithstanding any provision hereof to the contrary, no Employee who is employed by Curtiss-Wright Electro-Mechanical Corp., or any subsidiary or division thereof shall be eligible to become a Participant in this Plan.

19.       Schedule J is further amended, by adding at the end thereof the following new Item 16, subsection (a) of which shall be effective as of December 2, 2002 and subsection (b) of which shall be effective as of November 1, 2004:

16.	TAPCO
(a)

Notwithstanding any provision hereof to the contrary, no Employee who is employed by TAPCO International, Inc., or any subsidiary or division thereof shall be eligible to become a Participant in this Plan prior to November 1, 2004.

(b)

Effective as of October 1, 2004, an Employee at the operations and facilities acquired by the Employer in its acquisition of TAPCO shall be eligible to become a Participant in accordance with Section 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

Exhibit 10 - Retirement Plan - Amd No. 2	7

20.       Schedule J is further amended, effective as of March 1, 2003, by adding at the end thereof the following new Item 17:

17.	Collins Technologies
(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on March 1, 2003 whose immediate prior service was with Collins Technologies and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)	For purposes determining Vesting Years of Service, his period of such prior service shall be included.
(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Employer in its acquisition of Collins Technologies, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Section 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

21.       Schedule J is further amended, effective as of March 12, 2003, by adding at the end thereof the following new Item 18:

18.	Advanced Materials Process Corp.
(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on March 12, 2003 whose immediate prior service was with Advanced Materials Process Corp. and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii).

(ii)	For purposes determining Vesting Years of Service, his period of such prior service shall be included.

Exhibit 10 - Retirement Plan - Amd No. 2	8

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Employer in its acquisition of Advanced Materials Process Corp., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Section 2.01(b).

22.       Schedule J is further amended, effective as of April 3, 2003, by adding at the end thereof the following new Item 19:

19.	E/M Coatings
(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on April 2, 2003 whose immediate prior service was with E/M Coatings and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)	For purposes determining Vesting Years of Service, his period of such prior service shall be included.
(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Employer in its acquisition of E/M Coatings, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Section 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

23.       Schedule J is further amended, effective as of August 1, 2003, by adding at the end thereof the following new Item 20:

20.	Peritek Corp.
(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on August 1, 2003 whose immediate prior service was with Peritek Corp. and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the

Exhibit 10 - Retirement Plan - Amd No. 2	9

eligibility requirements in Section 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)	For purposes determining Vesting Years of Service, his period of such prior service shall be included.
(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Employer in its acquisition of Peritek Corp., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Section 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

24.       Schedule J is further amended, effective as of December 1, 2003, by adding at the end thereof the following new Item 21:

21.	Systran Corp.
(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on December 1, 2003 whose immediate prior service was with Systran Corp. and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)	Such an Employee shall be 100% vested in his benefit as determined in accordance with Article 4.
(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Employer in its acquisition of Systran Corp., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Section 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

25.       Schedule J is further amended, effective as of December 4, 2003, by adding at the end thereof the following new Item 22:

22.	Novatronics, Inc.

Exhibit 10 - Retirement Plan - Amd No. 2	10

Notwithstanding any provision hereof to the contrary, no Employee who is employed at any operations or facilities acquired by the Employer in its acquisition of Novatronics, Inc. shall be eligible to become a Participant in this Plan.

26.       Schedule J is further amended, effective as of January 31, 2004, by adding at the end thereof the following new Item 23:

23.	DY4 Systems, Inc.
(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on January 31, 2004 whose immediate prior service was with DY4 Systems, Inc. and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)	For purposes determining Vesting Years of Service, his period of such prior service shall be included.
(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Employer in its acquisition of DY4 Systems, Inc., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Section 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

27.       Schedule J is further amended, effective as of April 3, 2004, by adding at the end thereof the following new Item 24:

24.	Everlube Products
(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on April 2, 2004 whose immediate prior service was with Everlube Products and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii), provided,

Exhibit 10 - Retirement Plan - Amd No. 2	11

however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.
(ii)	For purposes determining Vesting Years of Service, his period of such prior service shall be included.
(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Employer in its acquisition of Everlube Products, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Section 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

28.       Schedule J is further amended, effective as of April 2, 2004, by adding at the end thereof the following new Item 25:

25.	IMES Engineering, Inc.

Notwithstanding any provision hereof to the contrary, no Employee who is employed at any operations or facilities acquired by the Employer in its acquisition of IMES Engineering, Inc. shall be eligible to become a Participant in this Plan.

29.       Schedule J is further amended, effective as of May 24, 2004, by adding at the end thereof the following new Item 26:

26.	Nova Machine Products Corp.

Notwithstanding any provision hereof to the contrary, no Employee who is employed at any operations or facilities acquired by the Employer in its acquisition of Nova Machine Products Corp. shall be eligible to become a Participant in this Plan.

30.       Schedule J is further amended, effective as of May 24, 2004, by adding at the end thereof the following new Item 27:

27.	Trentec, Inc.
(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on May 24, 2004 whose immediate prior service was with Trentec, Inc. and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the

Exhibit 10 - Retirement Plan - Amd No. 2	12

eligibility requirements in Section 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)	For purposes determining Vesting Years of Service, his period of such prior service shall be included.
(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Employer in its acquisition of Trentec, Inc., who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Section 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

31.       Schedule J is further amended, effective as of May 28, 2004, by adding at the end thereof the following new Item 28:

28.	Primagraphics
(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on May 28, 2004 whose immediate prior service was with Primagraphics and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan as of the Entry Date coinciding with or next following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Section 2.01(b)(i) and (ii), provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)	For purposes determining Vesting Years of Service, his period of such prior service shall be included.
(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the operations and facilities acquired by the Employer in its acquisition of Primagraphics, who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Section 2.01(b), but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

32.       Schedule K1, Item 2 is amended, effective as of October 13, 2001, by deleting therefrom the date “October 12, 2001” in each place that it appears and by inserting in lieu thereof the new date “November 17, 2001”.

33.       Schedule K1 is amended, effective as of February 1, 2002, by adding at the end thereof the following new Item 3:

Exhibit 10 - Retirement Plan - Amd No. 2	13

3.	Corporate Headquarters, Farris, Gastonia, Flight Systems – Miami, and Metal Improvement - Carlstadt: February 1, 2002 through March 29, 2002

For each Participant whose employment with the Employer is terminated between February 1, 2002 and March 29, 2002, in connection with or as a result of the Company’s reduction in force program at the Corporate headquarters, and at Farris, Gastonia, Flight Systems – Miami, and Metal Improvement – Carlstadt operations, a supplemental credit shall be added to his Escalating Annuity Benefit. The amount of such supplemental credits, shall be determined as follows: an amount equal to the product of (i) 8/75, (ii) his number of years of Service, and (iii) his weekly base rate of pay, provided, however, that the number of years of Service taken into account for this purpose shall not be less than 4 years and shall not be greater than 24 years for a Participant who is a salaried or exempt employee and shall not be greater than 8 years for a Participant who is a nonexempt employee.

34.       Schedule K1 is further amended, effective as of August 29, 2002, by adding at the end thereof the following new Item 4:

4.	Flight Systems – Shelby, Flight Systems – Lau/Vista, Flow Control – Target Rock, Metal Improvement, and Corporate Headquarters: August 29, 2002 through October 31, 2002

For each Participant whose employment with the Employer is terminated between February 1, 2002 and March 29, 2002, in connection with or as a result of the Company’s reduction in force program at the Flight Systems – Shelby, Flight Systems – Lau/Vista, Flow Control – Target Rock, and Metal Improvement operations and at the Corporate headquarters, a supplemental credit shall be added to his Escalating Annuity Benefit. The amount of such supplemental credits, shall be determined as follows: an amount equal to the product of (i) 8/75, (ii) his number of years of Service, and (iii) his weekly base rate of pay, provided, however, that the number of years of Service taken into account for this purpose shall not be less than 4 years and shall not be greater than 24 years for a Participant who is a salaried or exempt employee and shall not be greater than 8 years for a Participant who is a nonexempt employee.

35.       Schedule K1 is further amended, effective as of June 6, 2003, by adding at the end thereof the following new Item 5:

5.	Metal Improvement: June 6, 2003 through June 30, 2003

For each Participant whose employment with the Employer is terminated between June 6, 2003 and June 30, 2003, in connection with or as a result of the Company’s reduction in force program at the Metal Improvement operations, a supplemental credit shall be added to his Escalating Annuity Benefit. The amount of such supplemental credits, shall be determined as follows: an amount equal to the product of (i) 8/75, (ii) his number of years of Service, and (iii) his weekly base rate of pay, provided, however, that the number of years of Service taken into account for this purpose shall not be less than 4 years and shall not

Exhibit 10 - Retirement Plan - Amd No. 2	14

be greater than 24 years for a Participant who is a salaried or exempt employee and shall not be greater than 8 years for a Participant who is a nonexempt employee.

36.       Schedule K1 is further amended, effective as of March 10, 2004, by adding at the end thereof the following new Item 6:

6.	Controls – Pine Brook, NJ and Commercial Technologies: March 10, 2004 through April 9, 2004

For each Participant whose employment with the Employer is terminated between March 10, 2004 and April 9, 2004, in connection with or as a result of the closure of the Controls – Pine Brook, NJ operations or the sale of the Commercial Technologies business unit, a supplemental credit shall be added to his Escalating Annuity Benefit. The amount of such supplemental credits, shall be determined as follows: an amount equal to the product of (i) 8/75, (ii) his number of years of Service, and (iii) his weekly base rate of pay, provided, however, that the number of years of Service taken into account for this purpose shall not be less than 4 years and shall not be greater than 24 years for a Participant who is a salaried or exempt employee and shall not be greater than 8 years for a Participant who is a nonexempt employee.

37.       Schedule K2, Item 2 is amended, effective as of October 13, 2001, by deleting therefrom the date “October 12, 2001” in each place that it appears and by inserting in lieu thereof the new date “November 17, 2001”.

38.       Schedule K2 is amended, effective as of February 1, 2002, by adding at the end thereof the following new Item 3:

3.	Corporate Headquarters, Farris, Gastonia, Flight Systems – Miami, and Metal Improvement - Carlstadt: February 1, 2002 through March 29, 2002

Notwithstanding any provision hereof to the contrary, a Participant whose employment with the Employer is terminated between February 1, 2002 and March 29, 2002, in connection with or as a result of the Company’s reduction in force program at Corporate headquarters, and at the Farris, Gastonia, Flight Systems – Miami, and Metal Improvement – Carlstadt operations shall be 100% vested in his Normal Retirement Benefit and his Escalating Annuity Benefit.

39.       Schedule K2 is further amended, effective as of August 29, 2002, by adding at the end thereof the following new Item 4:

4.	Flight Systems – Shelby, Flight Systems – Lau/Vista, Flow Control – Target Rock, Metal Improvement, and Corporate Headquarters: August 29, 2002 through October 31, 2002

Notwithstanding any provision hereof to the contrary, a Participant whose employment with the Employer is terminated between February 1, 2002 and March 29, 2002, in connection with or as a result of the Company’s reduction in force program at the Flight Systems – Shelby, Flight Systems – Lau/Vista, Flow

Exhibit 10 - Retirement Plan - Amd No. 2	15

Control – Target Rock, and Metal Improvement operations and at Corporate headquarters shall be 100% vested in his Normal Retirement Benefit and his Escalating Annuity Benefit.

40.       Schedule K2 is further amended, effective as of June 6, 2003, by adding at the end thereof the following new Item 5:

5.	Metal Improvement: June 6, 2003 through June 30, 2003

Notwithstanding any provision hereof to the contrary, a Participant whose employment with the Employer is terminated between June 6, 2003 and June 30, 2003, in connection with or as a result of the Company’s reduction in force program at the Metal Improvement operations shall be 100% vested in his Normal Retirement Benefit and his Escalating Annuity Benefit.

41.       Schedule K2 is further amended, effective as of March 10, 2004, by adding at the end thereof the following new Item 6:

6.	Controls – Pine Brook, NJ and Commercial Technologies: March 10, 2004 through April 9, 2004

Notwithstanding any provision hereof to the contrary, a Participant whose employment with the Employer is terminated between March 10, 2004 and April 9, 2004, in connection with or as a result of the closure of the Controls – Pine Brook, NJ operations or the sale of the Commercial Technologies business unit shall be 100% vested in his Normal Retirement Benefit and his Escalating Annuity Benefit.

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

Curtiss-Wright Corporation Retirement Plan Committee
By:	/s/ Glenn E. Tynan

Date: September 30, 2004

Exhibit 10 - Retirement Plan - Amd No. 2	16